                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  December 28, 1998
                                                        -----------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
            (Exact name of Registrant as specified in its charter)


Delaware                        1-7182                       13-2740599
--------------------------------------------------------------------------------
(State or other               (Commission                    (I.R.S. Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)

World Financial Center, North Tower, New York, New York   10281-1220
--------------------------------------------------------------------

      (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events
-------  -------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-59997) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and The Chase Manhattan Bank (the "Indenture"). ML & Co. will issue $70,000,000 aggregate principal amount of Nikkei 225 Market Index Target-Term Securities(R) due September 21, 2005 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                               EXHIBITS

          (4)                  Instruments defining the rights of
                               security holders, including indentures.

                               Form of Merrill Lynch & Co., Inc.'s Nikkei 225 Market Index Target-Term Securities(R) due September 21, 2005.

          (5)   &   (23)       Opinion re: legality; consent of counsel.

                               Opinion of Brown & Wood LLP relating to the
                               Nikkei 225 Market Index Target-Term Securities(R) due September 21, 2005 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                  MERRILL LYNCH & CO., INC.
                                ------------------------------
                                      (Registrant)



                              By:    /s/ Theresa Lang
                                  ---------------------------------
                                             Theresa Lang
                                             Treasurer

Date:  December 28, 1998

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549






                           MERRILL LYNCH & CO., INC.





                         EXHIBITS TO CURRENT REPORT ON
                       FORM 8-K DATED DECEMBER 28, 1998




                                                COMMISSION FILE NUMBER 1-7182

                                 EXHIBIT INDEX

Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----

(4) Instruments defining the rights of security holders, including indentures.

                      Form of Merrill Lynch & Co., Inc.'s Nikkei 225 Market Index Target-Term Securities(R) due September 21, 2005.

(5) & (23)    Opinion re:  legality; consent of counsel.

                      Opinion of Brown & Wood LLP relating to the Nikkei 225 Market Index Target-Term Securities(R) due September 21, 2005 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).